UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: June 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

PENNSYLVANIA MUNICIPALS FUND

FORM N-Q

JUNE 30, 2010

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 97.0%
Education - 15.7%
Adams County, PA, IDA Revenue, Gettysburg College	5.875%	8/15/21	$7,500,000	$7,960,950
Allegheny County, PA, Higher Education Building Authority, University Revenue, Carnegie Mellon University	5.250%	3/1/32	1,190,000	1,213,883	(a)
Cumberland County, PA, Municipal Authority College Revenue, AICUP Financing Program, Dickinson College	5.000%	11/1/39	1,210,000	1,227,932
Delaware County, PA, Authority College Revenue, Neumann College	6.000%	10/1/31	1,000,000	1,010,320
Lehigh County, PA, General Purpose Authority
Revenues:
Muhlenberg College Project	5.000%	2/1/29	1,000,000	1,033,040
Muhlenberg College Project	5.250%	2/1/34	1,075,000	1,117,043
Muhlenberg College Project	5.250%	2/1/39	3,615,000	3,746,044
Lycoming County, PA, Authority College Revenue:
Pennsylvania College of Technology, AMBAC	5.125%	5/1/22	1,000,000	978,690
Pennsylvania College of Technology, AMBAC	5.375%	7/1/30	1,000,000	1,000,290
Pennsylvania College of Technology, AMBAC	5.250%	5/1/32	1,000,000	940,560
Pennsylvania State Higher EFA Revenue:
Clarion University Foundation Inc., XLCA	5.250%	7/1/18	1,000,000	951,120
Widener University	5.000%	7/15/20	3,000,000	3,019,170
Pennsylvania State University, Refunding	5.250%	3/1/18	1,000,000	1,073,330
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	8,000,000	8,653,840
Snyder County, PA, Higher Education Authority, University Revenue, Susquehanna University Project	5.000%	1/1/38	2,000,000	2,034,220
State Public School Building Authority, College Revenue, Delaware County Community College Project, AGM	5.000%	10/1/27	1,250,000	1,325,563
Swarthmore Boro Authority, PA, College Revenue	5.250%	9/15/20	2,000,000	2,125,780
Washington County, PA, IDA, College Revenue, Washington and Jefferson College	5.000%	11/1/36	3,700,000	3,725,456

Total Education				43,137,231

Health Care - 21.7%
Allegheny County, PA, Hospital Development Authority
Revenue:
Health Center-UPMC Health, NATL	6.000%	7/1/24	1,000,000	1,114,720
Health Center-UPMC Health, NATL	6.000%	7/1/26	2,250,000	2,493,023
Centre County, PA, Hospital Authority Revenue, Mount Nittany Medical Center Project, Assured Guaranty	6.125%	11/15/39	2,000,000	2,078,260
Chester County, PA, HEFA, Health System Revenue	5.000%	5/15/40	7,500,000	7,356,975	(b)
Lancaster County, PA, Hospital Authority Revenue:
Health Center, Willow Valley Retirement Project	5.875%	6/1/31	1,100,000	1,103,223
Health Systems, Lancaster General Hospital	5.000%	3/15/31	5,195,000	5,310,173
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	500,000	484,770
Mckean County, PA, Hospital Authority Revenue, Bradford Hospital Project, ACA	5.000%	10/1/18	1,265,000	1,115,755
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.125%	1/1/37	3,000,000	2,852,040
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	6,000,000	5,963,700

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care – continued
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.375%	8/1/38	$10,000,000	$10,336,700
Montgomery County, PA, IDA, Retirement Community Revenue, Acts Retirement-Life Communities Inc.	6.250%	11/15/29	715,000	736,879
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,000,000	978,520
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	4,000,000	4,233,160
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center	5.000%	5/15/31	8,000,000	8,005,680
Potter County, PA, Hospital Authority Revenue, Charles Cole Memorial Hospital, Radian	6.050%	8/1/24	525,000	516,201
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project	6.700%	5/1/24	1,075,000	1,078,558
St. Mary’s Hospital Authority, Health System
Revenue, Catholic Health East	5.000%	11/15/40	4,000,000	3,971,920

Total Health Care				59,730,257

Housing - 0.1%
Allegheny County, PA, Residential Finance Authority, Mortgage Revenue, Single-Family Mortgage, GNMA-Collateralized	5.900%	11/1/32	250,000	250,625	(c)

Industrial Revenue - 9.2%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	3,000,000	3,225,000
Delaware County, PA, IDA Revenue, Resources Recovery Facilities	6.200%	7/1/19	1,000,000	1,002,190
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	9,000,000	9,670,320
Pennsylvania State, IDA Revenue, Economic Development	5.500%	7/1/23	2,500,000	2,709,750
Philadelphia, PA, Authority for IDR, AMBAC	5.250%	7/1/31	500,000	470,330
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	8,000,000	8,292,480

Total Industrial Revenue				25,370,070

Leasing - 5.7%
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, AMBAC	5.500%	8/1/28	1,000,000	1,063,910
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,560,000	1,470,550
Pennsylvania State, Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	11,500,000	11,530,705
Pennsylvania State, Public School Building Authority, School Revenue, GO, York School District Project, AGM	5.000%	5/1/19	1,655,000	1,736,459

Total Leasing				15,801,624

Local General Obligation - 6.2%
Armstrong County, PA, GO, NATL	5.400%	6/1/31	1,000,000	1,003,790
Athens, PA, Area School District, GO, FGIC	5.500%	4/15/16	825,000	854,461
Greater Johnstown, PA, School District, GO, NATL	5.500%	8/1/18	1,000,000	1,042,410
Lackawanna County, PA, GO	5.875%	9/15/30	4,375,000	4,517,231
Lackawanna County, PA, GO	6.000%	9/15/32	2,730,000	2,839,173
Lower Merion, PA, School District, GO	5.000%	5/15/17	2,000,000	2,155,420
Northeastern York, PA, School District, GO, FGIC	5.000%	4/1/30	2,000,000	2,071,520

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Local General Obligation – continued
Philadelphia, PA, School District, GO, Refunding, AMBAC	5.000%	8/1/17	$500,000	$540,580
Scranton, PA, School District, GO, AGM	5.000%	7/15/38	2,000,000	2,056,780

Total Local General Obligation				17,081,365

Power - 4.0%
Philadelphia, PA, Gas Works Revenue, General Ordinance, AMBAC	5.000%	10/1/18	3,920,000	4,128,701
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	7,000,000	6,947,640

Total Power				11,076,341

Pre-Refunded/Escrowed to Maturity - 16.6%
Allegheny County, PA, GO, FGIC	5.250%	11/1/21	1,000,000	1,040,140	(d)
Allegheny County, PA, Redevelopment Authority, Tax Increment Revenue, Waterfront Project	6.300%	12/15/18	500,000	517,810	(d)
Allegheny County, PA, Sanitation Authority Sewer Revenue, NATL	5.500%	12/1/30	845,000	868,550	(d)
Athens, PA, Area School District, GO, FGIC	5.500%	4/15/16	175,000	186,246	(d)
Bethlehem, PA, Area School District, GO, FGIC	5.375%	3/15/20	2,000,000	2,162,240	(d)
Blue Mountain, PA, School District, GO, AGM	5.500%	10/1/18	1,660,000	1,765,559	(d)
Butler County, PA, GO, FGIC	5.250%	7/15/23	500,000	565,725	(d)
Cambria County, PA, Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital	7.625%	9/1/11	390,000	401,131	(e)
Central Bucks, PA, School District, FGIC	5.500%	5/15/19	1,930,000	2,110,146	(d)
Central Dauphin, PA, School District, GO, NATL	6.000%	2/1/18	1,000,000	1,216,280	(d)
Chester County, PA, GO	5.000%	9/1/15	1,280,000	1,360,870	(d)
Coatesville, PA, Water Guaranteed Revenue	6.250%	10/15/13	60,000	65,390	(e)
Conneaut, PA, School District, GO, AMBAC	9.500%	5/1/12	175,000	188,102	(e)
Dauphin County, PA, GO, AMBAC	5.125%	11/15/22	1,000,000	1,040,530	(d)
Delaware River Joint Toll Bridge Commission, Bridge Revenue	5.250%	7/1/18	570,000	643,975	(d)
Grove City, PA, Area Hospital Authority Revenue, Woodland Place Project, FGIC	5.500%	3/1/25	1,255,000	1,359,240	(d)
Harrisburg, PA, Authority Resource Recovery Facility Revenue, AGM	5.500%	9/1/25	1,000,000	1,008,010	(d)
Harrisburg, PA, Redevelopment Authority, First Mortgage Office Building	6.750%	5/15/25	1,105,000	1,198,417	(d)
Hopewell Township, PA, Special Obligation	10.600%	5/1/13	55,000	61,403	(e)
Mifflin County, PA, Hospital Authority Revenue, Radian	6.200%	7/1/30	1,000,000	1,037,920	(d)
Pennsylvania Convention Center Authority Revenue, FGIC	6.000%	9/1/19	1,000,000	1,213,160	(e)
Pennsylvania State Higher EFA Revenue, UPMC Health Systems	6.000%	1/15/31	1,000,000	1,039,640	(d)
Pennsylvania State Turnpike Commission, AMBAC	5.000%	7/15/21	1,500,000	1,586,415	(d)
Pennsylvania State Turnpike Commission, Oil Franchise
Tax Revenue:
AMBAC	5.250%	12/1/16	1,365,000	1,419,190	(e)
NATL	5.250%	12/1/17	1,000,000	1,141,470	(d)
Pennsylvania State Turnpike Commission,
Registration Fee Revenue, AMBAC	5.375%	7/15/19	1,000,000	1,061,440	(d)
Pennsylvania State, GO	5.250%	2/1/19	1,000,000	1,075,800	(d)
Philadelphia, PA, Authority for Industrial Development, Lease Revenue, AGM	5.500%	10/1/19	1,000,000	1,071,600	(d)

Philadelphia, PA, Gas Works Revenue, NATL	7.000%	5/15/20	385,000	460,067	(e)
Philadelphia, PA, GO, AGM	5.250%	9/15/15	1,000,000	1,033,180	(d)
Philadelphia, PA, School District, GO:
AGM	5.500%	2/1/31	1,000,000	1,078,890	(d)
FGIC	5.625%	8/1/15	1,700,000	1,874,675	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity – continued
Philadelphia, PA, Water & Wastewater Revenue, FGIC	5.375%	11/1/20	$2,000,000	$2,217,180	(d)
Pittsburgh, PA, GO, AMBAC	5.250%	9/1/22	1,660,000	1,789,613	(d)
Plum Boro, PA, School District, GO, FGIC	5.250%	9/15/30	1,000,000	1,056,480	(d)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.500%	11/15/24	1,000,000	1,167,210	(d)
State Public School Building Authority, School Revenue, Lease Daniel Boone School District Project, NATL	5.000%	4/1/22	1,000,000	1,108,830	(d)
Virgin Islands Public Finance Authority Revenue, Gross Receipts Taxes Loan Notes	6.500%	10/1/24	1,000,000	1,024,460	(d)
Westmoreland County, PA, GO:
Capital Appreciation, AMBAC	0.000%	8/1/13	2,000,000	1,913,820	(e)
Capital Appreciation, AMBAC	0.000%	8/1/14	1,000,000	929,300	(e)
Westmoreland County, PA, Municipal Authority, Special Obligation	9.125%	7/1/10	10,000	10,000	(e)
Westmoreland County, PA, Municipal Authority, Water Revenue	8.625%	7/1/10	30,000	30,000	(e)
Wilkes-Barre, PA, Area School District, GO, NATL	5.250%	4/1/22	1,460,000	1,678,270	(d)

Total Pre-Refunded/Escrowed to Maturity				45,778,374

Solid Waste/Resource Recovery - 0.4%
New Morgan, PA, IDA, Solid Waste Disposal Revenue, New Morgan Landfill Co. Inc. Project	6.500%	4/1/19	1,000,000	1,003,150	(c)(f)

Special Tax Obligation - 4.8%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	3,000,000	3,124,590
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	8,000,000	8,088,640
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	1,000,000	1,062,420
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	970,030

Total Special Tax Obligation				13,245,680

Transportation - 6.6%
Allegheny County, PA, Port Authority, Special Revenue:
Transportation, FGIC	5.500%	3/1/17	250,000	258,340
Transportation, FGIC	5.250%	3/1/20	2,000,000	2,050,780
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	1,500,000	1,172,100
Delaware River Joint Toll Bridge Commission, Bridge Revenue	5.250%	7/1/18	430,000	455,542
Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue	5.000%	7/1/22	2,845,000	2,947,022
Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue	5.000%	7/1/23	2,000,000	2,064,860
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	6,000,000	6,227,520
Pennsylvania State Turnpike Commission Revenue	5.000%	6/1/39	2,800,000	2,880,948

Total Transportation				18,057,112

Water & Sewer - 6.0%
Allegheny County, PA, Sanitation Authority, Sewer Revenue:
NATL	5.375%	12/1/17	2,750,000	2,876,225
NATL	5.500%	12/1/30	155,000	157,283
Erie, PA, Water Authority Revenue, AGM	5.000%	12/1/43	7,000,000	7,207,760
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	2,000,000	2,057,560
Philadelphia, PA, Water & Wastewater Revenue:

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer – continued
NATL	6.250%	8/1/11	$2,000,000	$2,117,600
Refunding, AMBAC	5.000%	8/1/22	2,000,000	2,115,740

Total Water & Sewer				16,532,168

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $255,860,723)				267,063,997

SHORT-TERM INVESTMENTS - 4.6%
General Obligation - 4.6%
Commonwealth of Puerto Rico, GO:
AGM, SPA-Dexia Bank	0.300%	7/1/10	100,000	100,000	(g)
AGM, SPA-Dexia Credit Local	0.330%	7/1/10	1,100,000	1,100,000	(g)
Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.100%	7/1/10	7,300,000	7,300,000	(g)
Public Improvements, AGM, SPA-Dexia Bank	0.300%	7/1/10	2,300,000	2,300,000	(g)
Public Improvements, AGM, SPA-JPMorgan Chase	0.310%	7/1/10	150,000	150,000	(g)
Public Improvements, SPA-Dexia Credit Local	0.100%	7/1/10	1,700,000	1,700,000	(g)

TOTAL SHORT-TERM INVESTMENTS (Cost - $12,650,000)				12,650,000

TOTAL INVESTMENTS - 101.6% (Cost - $268,510,723#)				279,713,997
Liabilities in Excess of Other Assets - (1.6)%				(4,388,605)

TOTAL NET ASSETS - 100.0%				$275,325,392

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is purchased on a when-issued basis.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(g)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
Radian	— Radian Asset Assurance - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
XLCA	— XL Capital Assurance Inc. - Insured Bonds

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

Ratings Table†

S&P/Moody’s/Fitch‡

AAA/Aaa	17.5%
AA/Aa	19.9
A	48.9
BBB/Baa	3.6
BB/Ba	1.9
A-1/VMIG 1	4.5
NR	3.7

100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 7 through 10 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated” Caa” are judged to be of poor standing and are subject to very high credit risk.

Bond Ratings (unaudited) (continued)

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR — indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Bond Ratings (unaudited) (continued)

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” rated by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” rated by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” rated by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Bond Ratings (unaudited) (continued)

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SC — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Pennsylvania Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$267,063,997	—	$267,063,997
Short-term investments†	—	12,650,000	—	12,650,000

Total investments	—	$279,713,997	—	$279,713,997

Other financial instruments:
Futures contracts	$(269,544)	—	—	$(269,544)

Total	$(269,544)	$279,713,997	—	$279,444,453

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Pennsylvania, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting Pennsylvania.

(e) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,001,791
Gross unrealized depreciation	(798,517)

Net unrealized appreciation	$11,203,274

At June 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	100	9/10	$12,480,456	$12,750,000	$(269,544)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(269,544)	$(269,544)

During the period ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$9,230,469

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	August 26, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	August 26, 2010